                                  EXHIBIT 99.5

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1

       LIBOR ASSUMPTION #1

                                 BREAKEVEN LOSSES
               ------------------------------------------------------
                     50% Severity                 60% Severity
               -------------------------    -------------------------
                              Cumulative                   Cumulative
       Class   Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
       -----   ------------   ----------    ------------   ----------
       AAA            21.91        24.50%          16.77        24.95%
       B-1             6.00         9.64%           4.95         9.82%
       B-2             5.45         8.89%           4.50         9.05%
       B-3             4.82         8.00%           4.00         8.16%
       B-4             4.36         7.33%           3.62         7.46%

       LIBOR ASSUMPTION #2

                                 BREAKEVEN LOSSES
               ------------------------------------------------------
                     50% Severity                 60% Severity
               -------------------------    -------------------------
                              Cumulative                   Cumulative
       Class   Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
       -----   ------------   ----------    ------------   ----------
       AAA            20.96        23.87%          16.06        24.26%
       B-1             5.71         9.25%           4.70         9.39%
       B-2             5.16         8.48%           4.27         8.64%
       B-3             4.53         7.58%           3.76         7.72%
       B-4             4.06         6.89%           3.38         7.02%

       LIBOR ASSUMPTION #3

                                 BREAKEVEN LOSSES
               ------------------------------------------------------
                     50% Severity                 60% Severity
               -------------------------    -------------------------
                              Cumulative                   Cumulative
       Class   Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
       -----   ------------   ----------    ------------   ----------
       AAA            19.93        23.16%          15.26        23.45%
       B-1             5.32         8.71%           4.38         8.84%
       B-2             4.79         7.96%           3.96         8.09%
       B-3             4.16         7.04%           3.45         7.15%
       B-4             3.68         6.31%           3.06         6.42%

       (1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
       (2) As a percentage of the Cut-Off Date balance of the Initial Mortgage Loans and Original Pre-Funded Amount.

ASSUMPTIONS:
LIBOR Assumption #1: Forward LIBOR + 100 bps over 8 quarters LIBOR Assumption #2: Forward LIBOR + 200 bps over 8 quarters LIBOR Assumption #3: Forward LIBOR + 300 bps over 8 quarters 12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1
                   EXCESS INTEREST TABLE, LIBOR ASSUMPTION #1

                         EXCESS                                    EXCESS                                    EXCESS
PERIOD      DATE        INTEREST %      PERIOD        DATE        INTEREST %      PERIOD        DATE        INTEREST %
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
   1      25-Feb-05         2.1360        46        25-Nov-08         3.2023        91        25-Aug-12         4.3346
   2      25-Mar-05         1.9835        47        25-Dec-08         3.2791        92        25-Sep-12         4.3711
   3      25-Apr-05         2.5837        48        25-Jan-09         3.2482        93        25-Oct-12         4.4118
   4      25-May-05         2.5728        49        25-Feb-09         3.2214        94        25-Nov-12         4.4536
   5      25-Jun-05         2.3405        50        25-Mar-09         3.3760        95        25-Dec-12         4.5002
   6      25-Jul-05         2.3270        51        25-Apr-09         3.2197        96        25-Jan-13         4.5682
   7      25-Aug-05         2.1935        52        25-May-09         3.2662        97        25-Feb-13         4.6144
   8      25-Sep-05         2.1758        53        25-Jun-09         3.2306        98        25-Mar-13         4.6667
   9      25-Oct-05         2.0953        54        25-Jul-09         3.3001        99        25-Apr-13         4.7143
  10      25-Nov-05         1.9902        55        25-Aug-09         3.2558       100        25-May-13         4.7632
  11      25-Dec-05         2.0464        56        25-Sep-09         3.2672       101        25-Jun-13         4.8145
  12      25-Jan-06         1.9178        57        25-Oct-09         3.3222       102        25-Jul-13         4.8752
  13      25-Feb-06         1.9040        58        25-Nov-09         3.2792       103        25-Aug-13         4.9282
  14      25-Mar-06         2.0878        59        25-Dec-09         3.3397       104        25-Sep-13         4.9835
  15      25-Apr-06         1.8525        60        25-Jan-10         3.3342       105        25-Oct-13         5.0392
  16      25-May-06         1.8408        61        25-Feb-10         3.3773       106        25-Nov-13         4.8525
  17      25-Jun-06         1.7520        62        25-Mar-10         3.5374       107        25-Dec-13         4.9167
  18      25-Jul-06         1.8007        63        25-Apr-10         3.4318       108        25-Jan-14         4.9797
  19      25-Aug-06         1.2387        64        25-May-10         3.4970       109        25-Feb-14         5.0473
  20      25-Sep-06         1.5936        65        25-Jun-10         3.4935       110        25-Mar-14         5.1158
  21      25-Oct-06         1.6570        66        25-Jul-10         3.5798       111        25-Apr-14         5.1955
  22      25-Nov-06         1.5803        67        25-Aug-10         3.5865       112        25-May-14         5.2687
  23      25-Dec-06         1.6826        68        25-Sep-10         3.6253       113        25-Jun-14         5.3461
  24      25-Jan-07         2.1869        69        25-Oct-10         3.6799       114        25-Jul-14         5.4253
  25      25-Feb-07         2.2786        70        25-Nov-10         3.6990       115        25-Aug-14         5.5043
  26      25-Mar-07         2.6234        71        25-Dec-10         3.7483       116        25-Sep-14         5.5866
  27      25-Apr-07         2.4233        72        25-Jan-11         3.7819       117        25-Oct-14         5.6695
  28      25-May-07         2.4376        73        25-Feb-11         3.8272       118        25-Nov-14         5.7545
  29      25-Jun-07         2.3794        74        25-Mar-11         3.8505       119        25-Dec-14         5.8421
  30      25-Jul-07         2.6888        75        25-Apr-11         3.8717       120        25-Jan-15         5.9424
  31      25-Aug-07         2.6264        76        25-May-11         3.8927       121        25-Feb-15         6.0339
  32      25-Sep-07         2.6893        77        25-Jun-11         3.9154       122        25-Mar-15         6.1300
  33      25-Oct-07         2.7528        78        25-Jul-11         3.9463       123        25-Apr-15         6.2259
  34      25-Nov-07         2.6906        79        25-Aug-11         3.9699       124        25-May-15         6.3242
  35      25-Dec-07         2.8581        80        25-Sep-11         3.9965       125        25-Jun-15         6.4251
  36      25-Jan-08         2.9482        81        25-Oct-11         4.0210       126        25-Jul-15         6.5302
  37      25-Feb-08         3.0086        82        25-Nov-11         4.0461       127        25-Aug-15         6.6360
  38      25-Mar-08         3.1806        83        25-Dec-11         4.0741       128        25-Sep-15         6.7444
  39      25-Apr-08         3.0802        84        25-Jan-12         4.1110       129        25-Oct-15         6.8554
  40      25-May-08         3.1604        85        25-Feb-12         4.1390       130        25-Nov-15         6.9692
  41      25-Jun-08         3.1579        86        25-Mar-12         4.1697       131        25-Dec-15         7.0858
  42      25-Jul-08         3.2510        87        25-Apr-12         4.1988       132        25-Jan-16         7.2053
  43      25-Aug-08         3.2242        88        25-May-12         4.2287       133        25-Feb-16         7.3277
  44      25-Sep-08         3.2114        89        25-Jun-12         4.2613       134        25-Mar-16         7.4532
  45      25-Oct-08         3.2580        90        25-Jul-12         4.3017       135        25-Apr-16         7.5817

ASSUMPTIONS
LIBOR Assumption #1: Forward LIBOR + 100 bps over 8 quarters
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1
                   EXCESS INTEREST TABLE, LIBOR ASSUMPTION #2

                         EXCESS                                    EXCESS                                    EXCESS
PERIOD      DATE        INTEREST %      PERIOD        DATE        INTEREST %      PERIOD        DATE        INTEREST %
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
   1      25-Feb-05         2.0440        47        25-Dec-08         3.2034        93        25-Oct-12         4.3709
   2      25-Mar-05         1.8919        48        25-Jan-09         3.1602        94        25-Nov-12         4.4081
   3      25-Apr-05         2.5058        49        25-Feb-09         3.1323        95        25-Dec-12         4.4478
   4      25-May-05         2.4979        50        25-Mar-09         3.3138        96        25-Jan-13         4.4882
   5      25-Jun-05         2.1893        51        25-Apr-09         3.1292        97        25-Feb-13         4.5297
   6      25-Jul-05         2.1827        52        25-May-09         3.1847        98        25-Mar-13         4.5723
   7      25-Aug-05         2.0466        53        25-Jun-09         3.1493        99        25-Apr-13         4.6160
   8      25-Sep-05         2.0314        54        25-Jul-09         3.2232       100        25-May-13         4.6609
   9      25-Oct-05         1.8907        55        25-Aug-09         3.1684       101        25-Jun-13         4.7074
  10      25-Nov-05         1.7827        56        25-Sep-09         3.1776       102        25-Jul-13         4.7548
  11      25-Dec-05         1.8493        57        25-Oct-09         3.2412       103        25-Aug-13         4.8035
  12      25-Jan-06         1.7181        58        25-Nov-09         3.1887       104        25-Sep-13         4.8534
  13      25-Feb-06         1.6469        59        25-Dec-09         3.2604       105        25-Oct-13         4.9047
  14      25-Mar-06         1.8593        60        25-Jan-10         3.2273       106        25-Nov-13         4.9574
  15      25-Apr-06         1.6081        61        25-Feb-10         3.2713       107        25-Dec-13         4.7563
  16      25-May-06         1.5550        62        25-Mar-10         3.4439       108        25-Jan-14         4.8173
  17      25-Jun-06         1.4691        63        25-Apr-10         3.3220       109        25-Feb-14         4.8798
  18      25-Jul-06         1.5309        64        25-May-10         3.4116       110        25-Mar-14         4.9440
  19      25-Aug-06         1.4536        65        25-Jun-10         3.4102       111        25-Apr-14         5.0180
  20      25-Sep-06         1.3559        66        25-Jul-10         3.4995       112        25-May-14         5.0857
  21      25-Oct-06         1.4252        67        25-Aug-10         3.5134       113        25-Jun-14         5.1573
  22      25-Nov-06         0.9073        68        25-Sep-10         3.5651       114        25-Jul-14         5.2286
  23      25-Dec-06         0.6905        69        25-Oct-10         3.6433       115        25-Aug-14         5.3017
  24      25-Jan-07         1.8117        70        25-Nov-10         3.6734       116        25-Sep-14         5.3766
  25      25-Feb-07         1.9031        71        25-Dec-10         3.7455       117        25-Oct-14         5.4535
  26      25-Mar-07         2.2827        72        25-Jan-11         3.7934       118        25-Nov-14         5.5323
  27      25-Apr-07         2.0447        73        25-Feb-11         3.8565       119        25-Dec-14         5.6133
  28      25-May-07         2.0245        74        25-Mar-11         3.9169       120        25-Jan-15         5.6960
  29      25-Jun-07         1.9505        75        25-Apr-11         3.9352       121        25-Feb-15         5.7809
  30      25-Jul-07         2.2715        76        25-May-11         3.9534       122        25-Mar-15         5.8678
  31      25-Aug-07         2.1932        77        25-Jun-11         3.9723       123        25-Apr-15         5.9568
  32      25-Sep-07         2.2537        78        25-Jul-11         3.9917       124        25-May-15         6.0482
  33      25-Oct-07         2.3289        79        25-Aug-11         4.0118       125        25-Jun-15         6.1419
  34      25-Nov-07         2.2500        80        25-Sep-11         4.0326       126        25-Jul-15         6.2378
  35      25-Dec-07         2.4298        81        25-Oct-11         4.0540       127        25-Aug-15         6.3361
  36      25-Jan-08         2.5982        82        25-Nov-11         4.0761       128        25-Sep-15         6.4369
  37      25-Feb-08         2.6575        83        25-Dec-11         4.0992       129        25-Oct-15         6.5402
  38      25-Mar-08         2.8821        84        25-Jan-12         4.1228       130        25-Nov-15         6.6460
  39      25-Apr-08         2.7642        85        25-Feb-12         4.1472       131        25-Dec-15         6.7545
  40      25-May-08         2.8673        86        25-Mar-12         4.1723       132        25-Jan-16         6.8657
  41      25-Jun-08         2.8751        87        25-Apr-12         4.1981       133        25-Feb-16         6.9797
  42      25-Jul-08         3.0741        88        25-May-12         4.2247       134        25-Mar-16         7.0964
  43      25-Aug-08         3.0393        89        25-Jun-12         4.2524       135        25-Apr-16         7.2161
  44      25-Sep-08         3.0929        90        25-Jul-12         4.2808       136        25-May-16         7.3387
  45      25-Oct-08         3.1777        91        25-Aug-12         4.3100       137        25-Jun-16         7.4643
  46      25-Nov-08         3.1346        92        25-Sep-12         4.3400       138        25-Jul-16         7.5931

ASSUMPTIONS
LIBOR Assumption #2: Forward LIBOR + 200 bps over 8 quarters
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1
                   EXCESS INTEREST TABLE, LIBOR ASSUMPTION #3

                         EXCESS                                    EXCESS                                    EXCESS
PERIOD      DATE        INTEREST %      PERIOD        DATE        INTEREST %      PERIOD        DATE        INTEREST %
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
   1      25-Feb-05         1.9520        47        25-Dec-08         2.8800        93        25-Oct-12         4.2108
   2      25-Mar-05         1.8002        48        25-Jan-09         2.8371        94        25-Nov-12         4.2389
   3      25-Apr-05         2.4278        49        25-Feb-09         2.8404        95        25-Dec-12         4.2708
   4      25-May-05         2.4233        50        25-Mar-09         3.0547        96        25-Jan-13         4.3071
   5      25-Jun-05         2.0380        51        25-Apr-09         2.8256        97        25-Feb-13         4.3443
   6      25-Jul-05         2.0382        52        25-May-09         2.8910        98        25-Mar-13         4.3827
   7      25-Aug-05         1.8995        53        25-Jun-09         2.8461        99        25-Apr-13         4.4221
   8      25-Sep-05         1.8867        54        25-Jul-09         2.9133       100        25-May-13         4.4626
   9      25-Oct-05         1.6855        55        25-Aug-09         2.8488       101        25-Jun-13         4.5042
  10      25-Nov-05         1.5764        56        25-Sep-09         2.8500       102        25-Jul-13         4.5470
  11      25-Dec-05         1.6516        57        25-Oct-09         2.9233       103        25-Aug-13         4.5909
  12      25-Jan-06         1.5209        58        25-Nov-09         2.8614       104        25-Sep-13         4.6361
  13      25-Feb-06         1.3938        59        25-Dec-09         2.9433       105        25-Oct-13         4.6825
  14      25-Mar-06         1.6292        60        25-Jan-10         2.8910       106        25-Nov-13         4.7301
  15      25-Apr-06         1.3679        61        25-Feb-10         2.9401       107        25-Dec-13         4.5034
  16      25-May-06         1.2758        62        25-Mar-10         3.1367       108        25-Jan-14         4.5587
  17      25-Jun-06         1.1919        63        25-Apr-10         2.9712       109        25-Feb-14         4.6154
  18      25-Jul-06         1.2678        64        25-May-10         3.0866       110        25-Mar-14         4.6736
  19      25-Aug-06         1.2040        65        25-Jun-10         3.0926       111        25-Apr-14         4.7408
  20      25-Sep-06         1.1399        66        25-Jul-10         3.2074       112        25-May-14         4.8022
  21      25-Oct-06         1.2274        67        25-Aug-10         3.2282       113        25-Jun-14         4.8672
  22      25-Nov-06         1.1669        68        25-Sep-10         3.2962       114        25-Jul-14         4.9319
  23      25-Dec-06         1.2918        69        25-Oct-10         3.3993       115        25-Aug-14         4.9983
  24      25-Jan-07         1.6505        70        25-Nov-10         3.4381       116        25-Sep-14         5.0664
  25      25-Feb-07         1.6088        71        25-Dec-10         3.5348       117        25-Oct-14         5.1363
  26      25-Mar-07              -        72        25-Jan-11         3.5934       118        25-Nov-14         5.2079
  27      25-Apr-07         0.9748        73        25-Feb-11         3.6735       119        25-Dec-14         5.2813
  28      25-May-07         1.5986        74        25-Mar-11         3.7726       120        25-Jan-15         5.3565
  29      25-Jun-07         1.5073        75        25-Apr-11         3.8301       121        25-Feb-15         5.4336
  30      25-Jul-07         1.8391        76        25-May-11         3.8457       122        25-Mar-15         5.5126
  31      25-Aug-07         1.7432        77        25-Jun-11         3.8619       123        25-Apr-15         5.5936
  32      25-Sep-07         1.8000        78        25-Jul-11         3.8788       124        25-May-15         5.6767
  33      25-Oct-07         1.8861        79        25-Aug-11         3.8962       125        25-Jun-15         5.7619
  34      25-Nov-07         1.7887        80        25-Sep-11         3.9142       126        25-Jul-15         5.8493
  35      25-Dec-07         1.9792        81        25-Oct-11         3.9328       127        25-Aug-15         5.9388
  36      25-Jan-08         2.1289        82        25-Nov-11         3.9521       128        25-Sep-15         6.0306
  37      25-Feb-08         2.1851        83        25-Dec-11         3.9721       129        25-Oct-15         6.1247
  38      25-Mar-08         2.4355        84        25-Jan-12         3.9927       130        25-Nov-15         6.2211
  39      25-Apr-08         2.2809        85        25-Feb-12         4.0140       131        25-Dec-15         6.3200
  40      25-May-08         2.4017        86        25-Mar-12         4.0360       132        25-Jan-16         6.4213
  41      25-Jun-08         2.4068        87        25-Apr-12         4.0587       133        25-Feb-16         6.5252
  42      25-Jul-08         2.6872        88        25-May-12         4.0821       134        25-Mar-16         6.6316
  43      25-Aug-08         2.6400        89        25-Jun-12         4.1063       135        25-Apr-16         6.7408
  44      25-Sep-08         2.7056        90        25-Jul-12         4.1312       136        25-May-16         6.8526
  45      25-Oct-08         2.8051        91        25-Aug-12         4.1570       137        25-Jun-16         6.9672
  46      25-Nov-08         2.7533        92        25-Sep-12         4.1835       138        25-Jul-16         7.0846

ASSUMPTIONS
LIBOR Assumption #3: Forward LIBOR + 300 bps over 8 quarters
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.